UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TRUETT-HURST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRUETT-HURST, INC.

April 7, 2017

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Truett-Hurst, Inc., a Delaware corporation (the “Company”) to be held at the Company’s Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA, 95448 on May 19, 2017 at 10:00 a.m., Pacific Standard Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

The proxy statement, proxy card and the 2016 annual report to stockholders are available at www.astproxyportal.com/ast/18382 and may also be accessed through our website at www.truetthurstinc.com under the “Investors” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We hope you’ll join us at the Annual Meeting.

Sincerely,

[e-signature for Mr. Hurst]

Phillip L. Hurst
Chief Executive Officer, Director and
Chairman of the Board of Directors

TRUETT-HURST, INC.

125 Foss Creek Circle

Healdsburg, California 95448

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA 95448, on May 19, 2017 at 10:00 a.m., Pacific Standard Time.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To re-elect Class I director, Mr. Barrie Graham, and to elect new nominee, Mr. Spencer Grimes, as a Class I director of Truett-Hurst, Inc. to serve for three years and until their successors have been duly elected and qualified.

2.	To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

3.	To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

These items of business are more fully described in the attached Proxy Statement. Only holders of our Class A common stock or Class B common stock at the close of business on March 20, 2017 are entitled to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

[e-signature for Mr. Meyer]

Evan B. Meyer
Chief Financial Officer and
Acting Corporate Secretary

Healdsburg, California

April 7, 2017

Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Registration will begin at 9:00 a.m. and seating will begin at 9:30 a.m. Each stockholder will need to bring proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the annual meeting. Street name holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the annual meeting, and all cellular phones must be silenced during the annual meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the annual meeting, the camera function may not be used at any time.

By Order of the Board of Directors,

[e-signature for Mr. Meyer]

Evan B. Meyer
Chief Financial Officer and
Acting Corporate Secretary

April 7, 2017

Healdsburg, California

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be Held on May 19, 2017

This Proxy Statement and our Annual Report to Stockholders are available on-line at www.truetthurstinc.com.

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TRUETT-HURST, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on May 19, 2017

This proxy statement contains information relating to our Annual Meeting to be held on May 19, 2017 beginning at 10:00 a.m. Pacific Standard Time, at the Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA 95448, and at any postponements or adjournments of the annual meeting. Your proxy for the Annual Meeting is being solicited by our Board of Directors (the “Board”).

Availability of Proxy Materials

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 7, 2017, we intend to make this proxy statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the annual meeting. We intend to mail this proxy statement, together with a proxy card, to those stockholders entitled to vote at the annual meeting who have properly requested paper copies of such materials, within three business days of such request.

This proxy statement and our 2016 Annual Report, which consists of a letter to stockholders and our Annual Report on Form 10-K for the fiscal year ended June 30, 2016, are available at www.astproxyportal.com/ast/18382. This website contains the following documents: the Notice, the proxy statement and proxy card sample, and the 2016 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on May 19, 2017:

The proxy statement and annual report to stockholders are available at: www.truetthurstinc.com

About the Annual Meeting and Voting

Purposes - At the Annual Meeting, you will be asked:

1.	To re-elect Class I director, Mr. Barrie Graham, and to elect new nominee, Mr. Spencer Grimes, as a Class I director of Truett-Hurst, Inc. to serve for three years and until their successors have been duly elected and qualified.

2.	To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

3.	To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

The Board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

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Record Date; Stockholders Entitled to Vote - Only holders of record of our Class A common stock, Class B common stock or Class A restricted common stock at the close of business on March 20, 2017, the record date, will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of common stock will be entitled to one vote. As of the record date, 4,351,029 shares of our Class A common stock and seven (7) shares of our Class B common stock were outstanding and entitled to vote. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters discussed in this proxy statement.

Quorum - A majority of the voting power of the outstanding shares of Class A common stock, Class B common stock and Class A restricted common stock are entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting. Shares of common stock held by persons attending the annual meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes,” if any, will be counted as present for purposes of determining a quorum.

Vote Required – The following proposals require your vote:

For Proposal No. 1, the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required to approve each named director standing for election or re-election at the Annual Meeting. If stockholders withhold their votes, including brokers holding their clients’ shares of record who cause withheld votes to be recorded, these shares will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether a quorum is present. Withheld votes and broker non-votes (as defined below) will not be treated as votes cast with regard to Proposal No. 1.

For Proposal No. 2, the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of BPM LLP, as our independent registered public accounting firm for the year ending June 30, 2017. Abstentions will have the same effect as voting against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent auditors, and thus broker non-votes are generally not expected to result from the vote on Proposal 2. Accordingly, any broker non-votes would not have any effect on the outcome of this proposal.

A representative of American Stock Transfer & Trust Company, LLC, our transfer agent, will tabulate the votes.

Dissenters’ Rights - No dissenters’ rights are provided under the Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation or our bylaws with respect to any of the proposals described in this Proxy Statement.

Board Recommendation - Our Board has unanimously approved and recommends that an affirmative vote be cast “FOR” each director standing for election or re-election, and “FOR” the ratification of the selection of BPM LLP, as our independent registered public accounting firm.

Voting Your Shares - If you are a registered stockholder, you may submit your proxy by U.S. Mail, internet or telephone and following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by internet or telephone is 11:59 a.m. Pacific Time the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the annual meeting and vote in person.

If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote by internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board of Director’s recommendations specified below and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the annual meeting.

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Changing Your Vote by Revoking Your Proxy - If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the annual meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote and you may submit another proxy or vote by ballot. Your attendance at the annual meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:

Truett-Hurst, Inc.

P.O. Box 1532

Healdsburg, CA, 95448

Attention: Corporate Secretary

Voting in Person

Broker Non-Votes - Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers normally have discretion to vote such shares on routine matters, such as ratifications of independent registered public accounting firms, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted on a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. We urge you to provide instructions to your broker so that your votes may be counted on this important matter.

Adjournment of Annual Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

Assistance

If you need assistance in voting over the Internet or completing your proxy card or have questions regarding the annual meeting, please contact Investor Relations at 707.431.4423 or ir@truetthurstinc.com or write to: Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, Attention: Investor Relations.

Implications of being an “emerging growth company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

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•	the last day of the fiscal year following the fifth anniversary of our initial public offering;

•	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•	the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PROPOSAL NO. 1—RE-ELECTION AND ELECTION OF DIRECTORS

Proposal No. 1 is the proposed election of one new nominee and the re-election of one incumbent director nominee to serve for a three year term as Class I directors with terms expiring at the 2019 annual meeting or until his or her earlier death, resignation or removal.

Pursuant to our Amended and Restated Certificate of Incorporation, the Board is divided into three classes, designated as Class I, Class II and Class III, the terms of which expire alternately over a three-year period. At each annual meeting of stockholders, successors to directors whose terms expire at that meeting will be elected for three-year terms. Our Board is currently divided into the following classes: Class I directors consist of Mr. Heath Dolan and Mr. Graham; Class II directors consist of Mr. Hurst, Mr. Paul Dolan, III, Mr. Carroll, and Mr. Benedetti; and Class III directors consist of Mr. Fruth and Mr. Weber.

Our bylaws provide that our Board shall be comprised of not less than five nor more than nine directors, with the exact number to be fixed by resolution of the Board. The Board is currently comprised of eight directors. As discussed in this Proposal No. 1, Re-election and Election of Directors, Mr. Fruth has determined not to serve out his term and will resign from the Board at the commencement of the Annual Meeting. Mr. Fruth’s decision not to serve out his term is not related to any disagreement with management or the Board. The Company’s bylaws establish that the Board shall fix the number of directors from time to time so long as the number so determined shall not be less than five nor more than nine. The Board periodically reviews the appropriate size of the Board. The Board sets its size so that the Board will possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives and to maintain a sufficient number of independent directors. Upon the commencement of the Annual Meeting, the size of our Board will decrease from eight to seven members. Upon Mr. Fruth’s resignation, the Board has determined it to be in the best interest of the Company to not fill the vacancy and to reduce the size of the Board from eight to seven directors. The Company’s Board has previously and unanimously adopted a resolution approving the decrease in the size of the Board upon Mr. Fruth’s resignation at the commencement of the Annual Meeting.

Based on the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Graham, currently a Class I director, for re-election to the Board. The Board believes that the re-election of Mr. Graham is important to the future success of our company and is in the best interests of all of our stockholders. Information regarding the business experience of each nominee and the particular experience, qualifications, attributes, or skills that qualify that person to serve as a director of the Company is provided below.

Mr. Heath Dolan, currently a Class I director, informed the Board that he will serve out his current term but will not stand for re-election at the Annual Meeting. Mr. Heath Dolan’s decision not to serve out his term is not related to any disagreement with management or the Board. Based on a recommendation from the Nominating and Governance Committee, the Board has resolved and nominated Mr. Spencer Grimes to replace Mr. Heath Dolan and stand for election at the Annual Meeting. Mr. Grimes has been nominated based on his wealth of knowledge. Information regarding the particular experience, qualifications, attributes, or skills that qualify that person to serve as a director of the Company is provided below.

Class II and Class III directors will stand for re-election or election at the 2017 and 2018 annual meetings of stockholders, respectively. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may only be filled by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum. Any director elected in accordance with the preceding sentence shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or his or her earlier death, resignation or removal.

If elected or re-elected at the Annual Meeting, each nominee will serve for three years and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. If either nominee is unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), the stockholders may vote for a substitute nominee chosen by the present Board to fill the vacancy. In the alternative, the stockholders may vote for just the remaining nominee, leaving a vacancy that may be filled at a later date by the Board. Alternatively, the Board may reduce the size of the Board.

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Criteria for Nomination to the Board

Director Qualifications

There are no specific, minimum qualifications that the Board shall require to be met by a director nominee recommended for membership on the Board, nor are there any specific qualities or skills that are necessary for one or more of the Company’s directors to possess, other than as are necessary to meet any requirements under rules and regulations (including any stock exchange rules) applicable to the Company. Notwithstanding the foregoing, the Nominating and Governance Committee assessment of the nominees included consideration of the following minimum qualifications:

•	nominees must have experience at a strategic or policy making level in a business, government, non-profit or academic organization of high standing;

•	nominees must be highly accomplished in their respective field, with superior credentials and recognition;

•	nominees must be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards;

•	nominees must have sufficient time and availability to devote to the affairs of the Company;

•	nominees must be free of conflicts of interest and potential conflicts of interest, in particular with relationships with other Boards; and

•	nominees must, to the extent such nominee serves or has previously served on other Boards, demonstrate a history of actively contributing at Board meetings.

The Board seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the Board, if the Nominating and Governance Committee believes that the candidate will make an exceptional contribution to us and our stockholders. The Nominating and Governance Committee considers diversity in evaluating candidates for director with respect to the contribution that individual diversity of professional skills and experiences makes to overall Board effectiveness Certain information is given below for the nominees for directors, directors standing for re-election and for each director whose term of office will continue after the Annual Meeting.

Process for Identifying and Evaluating Director Nominees

The Board delegates the selection and nomination process to the Nominating and Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Governance Committee identifies candidates for director nominee in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Governance Committee deems to be helpful to identify candidates. The Nominating and Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Governance Committee deems to be helpful in the evaluation process. The Nominating and Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Governance Committee recommends candidates for the Board’ approval as director nominees for election to the Board. The Nominating and Governance Committee also recommends candidates to the Board for appointment to the committees of the Board.

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Nominees Standing for Election and Re-election as Class I Directors

Upon the unanimous recommendation of the Nominating and Governance Committee, the Board has unanimously nominated the following nominees for re-election and election, respectively, as director at the Annual Meeting:

Name	Age	Principal Position	Director Since
Barrie Graham (2)(3)	68	Director	2013
Spencer Grimes	50	Director	Nominated

(2)	Compensation Committee member
(3)	Nominating and Governance Committee member

Barrie Graham. Barrie Graham has over 25 years of experience in commercial and investment banking. Mr. Graham served as Chief Operating Officer of WR Hambrecht & Co. (2011-2013); President, Chief Executive Officer and Director of Exchange Bank (1995-2008), and as a Senior Manager at Wells Fargo (1985-1995). Mr. Graham is a former Director and past-Chairman of the Pacific Coast Banking School at the University of Washington-Seattle (1998-2011, Chairman 2009-2010), a former Director of the California Bankers Association (2004-2008), a former President and Chief Executive Officer of hybridCore Homes (2009-2011). Mr. Graham is Chairman of the Marines Memorial Association in San Francisco, a Director of Empire Law School (2004-Present) and serves on numerous other non-profits. Mr. Graham is a former Marine Infantry Officer and has served as a managing member of the LLC since 2011 and a Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Graham to serve on our Board due to his experience in executive management oversight, accounting and financial transactions.

Spencer Grimes. Spencer Grimes is Managing Partner of Twinleaf Management LLC, a Connecticut-based investment advisor (“Twinleaf”). Twinleaf constructs and manages client portfolios with an exclusive focus on undervalued small capitalization equities. Twinleaf currently owns approximately 9.68% of the Company’s shares of Class A common stock. See “Security Ownership of Certain Beneficial Owners and Management” below. Prior to founding Twinleaf in 2011, Mr. Grimes was a private equity investor at BG Media Partners and Sequence LLC. From 1996 to 2000, he was an equity research analyst at Citigroup Smith Barney. Early in his career, he held sales and marketing positions at Viacom, Inc., a global entertainment company. Mr. Grimes is also currently an adjunct professor at The New School in New York, teaching a graduate level finance course. He holds a Bachelor of Arts from The University of Virginia and a Masters of Business Administration from Emory University in Atlanta. The Nominating and Governance Committee and the Board selected Mr. Grimes to serve on our Board due to his experience in executive management oversight and finance.

Directors Continuing In Office (Class II and Class III)

In alphabetical order, below are the names of our current presiding directors and certain information about them, including their ages.

Name	Age	Principal Position	Director Since
Marcus Benedetti (1)(2)	41	Director	2014
Daniel A. Carroll (1)(3)	56	Director	2013
Paul E. Dolan, III	66	Director	2013
Philip L. Hurst	54	President, Chief Executive Officer and Director	2013
Paul J. Weber (1)(2)(3)	58	Director	2015

(1)	Audit Committee member
(2)	Compensation Committee member
(3)	Nominating and Governance Committee member

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Marcus Benedetti. Marcus Benedetti is President and Chief Executive Officer of Clover Stornetta Farms Inc. (“Clover”). Clover is a leading manufacturer and distributor of milk and dairy products in California, Nevada and Arizona, known for sustainable agricultural practices and non-GMO, non-RBST products. Mr. Benedetti joined Clover in 2000 and was named CEO and a Board Member in 2006. Mr. Benedetti serves as a Board member of the Association of Independent Dairies of America, the Dairy Institute of California, and as an honorary advisory Board member for the UC Davis Agriculture Sustainability Institute, Community Foundation of Sonoma County and Social Advocates for Youth. Mr. Benedetti holds a Business of Administration degree from the University of Alaska. The Nominating and Governance Committee selected Mr. Benedetti to serve on our Board due to his wealth of knowledge and experience developing, producing and selling consumer products to retailers in the western United States.

Daniel A. Carroll. Dan Carroll served as a partner/managing director of TPG Capital L.P. from 1995 to present. He has served on the Board of Shenzhen Development Bank (China) (2005-2010), Myer Department Stores, Ltd (Australia) (2006-2009), Bank Thai, Ltd (Thailand) (2007-2009) and Healthscope Australia (2010-2011). Mr. Carroll received a Bachelor of Arts from Harvard University in 1982 and a Master of Business Administration from Stanford University Graduate School of Business in 1986. Mr. Carroll has served as a managing member of H.D.D. LLC (“LLC”) and a Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Carroll to serve on our Board due to his extensive experience in executive management oversight, private equity, capital markets and transactional matters.

Paul E. Dolan, III. Paul E. Dolan, III has been involved in the wine business since 1975 and is considered the founding father of organics and biodynamic in the California wine industry. Mr. Paul Dolan started his winemaking career with what was then a small winery in Mendocino, Fetzer Vineyards, in 1977 and then helped the Fetzer family grow to one of the premier California wineries, selling over three million cases. Mr. Paul Dolan managed the company as President for the new owners, the Brown-Forman Corporation, from 1992 to 2002. He has served as Chairman of the Wine Institute (1990-2012) and became the first Chairman of the Sustainable Winegrowers Alliance (2002-2003). Mr. Dolan holds a Bachelor of Arts in Finance from the University of Santa Clara and a Master of Science in Enology from the University of California-Fresno. Mr. Paul Dolan is also author of True to Your Roots: Fermenting a Business Revolution. Mr. Paul Dolan has served as a managing member of the LLC since 2010 and a Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Paul Dolan to serve on our Board due to his extensive knowledge of our business, which he gained as one of our founders, as well as his experience in building wine companies and leadership in developing and promoting sustainable farming techniques. Mr. Paul Dolan is the father of Heath E. Dolan, a director for Truett-Hurst, Inc.

Phillip L. Hurst. Phillip L. Hurst began his career in the wine industry in 1985 at Fetzer Vineyards when he was hired by Paul Dolan to help make premium wines and build the brand. Fetzer Vineyards was sold to the Brown-Forman Corporation in 1992, and Mr. Hurst left in 1998 to run International Sales and Marketing for Golden State Vintners, Inc. which needed to bolster the senior management team for the launch of its initial public offering. During his time at Golden State Vintners, Inc. (1998-1999), Mr. Hurst met his future partners in what was to become one of the world’s largest private label beer, wine and spirits companies, Winery Exchange Inc. As co-founder and Senior Vice President of Sales and Marketing from 1999 to 2007, he helped grow the company to over $100 million in sales in less than 10 years. Mr. Hurst sold his stake in the company to partner with his longtime friend and mentor, Paul Dolan, to follow their dream of buying and building super-premium wineries and vineyards in California’s premier appellations. Mr. Hurst has a winemaking degree from University of California-Davis. Mr. Hurst has served as President, Chief Executive Officer and a managing member of the LLC since 2007 and as President, Chief Executive Officer and Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Hurst to serve on our Board due to his extensive knowledge of our operations, competitive challenges and opportunities gained through his position as our President and Chief Executive Officer as well as his extensive experience and education in winemaking.

Paul J. Weber. Paul J. Weber served as a Senior Managing Director at FTI Consulting, Inc. from 2002 to 2011. Prior to FTI Consulting, Inc., Mr. Weber was a Partner with PricewaterhouseCoopers where he worked from 1981 until 2002. Mr. Weber’s professional experience includes providing expert witness, accounting, auditing and other consulting services to a wide variety of large and small business entities in diverse industries. Mr. Weber will serve as the Audit Committee chair and will be the Audit Committee’s financial expert.

THE BOARD RECOMMENDS A VOTE “FOR” THE re-electION OF Class I director, Mr. Barrie Graham, and THE electION OF new nominee, Mr. Spencer Grimes, as a Class I director of Truett-Hurst, Inc. to serve for three years and until their successors have been duly elected and qualified.

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Committees and Meetings of the Board

The membership of each of the Board’s standing committees as of March 20, 2017, is indicated in the table below:

Director	Audit	Compensation	Nominating and Governance
Marcus Benedetti		X
Daniel A. Carroll	X		X
Paul J. Weber	X	X
Barrie Graham		X	X
John D. Fruth	X		X

However, as of May 19, 2017, the Board’s standing committee composition will change as indicated in the table below:

Director	Audit	Compensation	Nominating and Governance
Marcus Benedetti	X	X
Daniel A. Carroll	X		X
Paul J. Weber	X	X	X
Barrie Graham		X	X

Each year the Board and the audit, Compensation, and Nominating and Governance committees complete an internal self-evaluation. The self-evaluations are discussed within each committee and then by the Board as a whole, including any areas for improvement.

At the commencement of the Annual Meeting, Mr. Fruth will also resign as a member of the Audit Committee and the Nominating and Governance Committee, and Mr. Benedetti will be appointed to serve as a member of the Audit Committee and Mr. Weber will be appointed to serve as a member of the Nominating and Governance Committee.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and Nominating and Governance Committee, which have the composition and responsibilities described below. Each committee operates under a charter that has been approved by the Board and current copies of these charters are posted on our website, http://www.truetthurstinc.com/investor_relations_cg.html. The information on our website is not incorporated by reference and is not part of this proxy statement.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of Marcus Benedetti, Daniel A. Carroll and Paul J. Weber. All are non-employee members of our Board. Mr. Weber is our Audit Committee chairman. Mr. Weber is considered an “audit committee financial expert,” as currently defined under the SEC and NASDAQ rules. Our Board has determined that Mr. Carroll, Mr. Fruth and Mr. Weber are independent within the meaning of the applicable SEC rules and the listing standards of NASDAQ.

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Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our critical accounting policies and estimates; and will annually review the Audit Committee charter and the committee’s performance. The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of NASDAQ.

Compensation Committee

Our Compensation Committee is composed of Marcus Benedetti, Barrie Graham and Paul J. Weber. Mr. Graham is our Compensation Committee chairman.

Our Compensation Committee reviews and recommends policies relating to the compensation and benefits of our officers. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and makes recommendations to the Board regarding compensation of these officers based on such evaluations. The Compensation Committee will administer the issuance of stock options and other awards under our stock plans. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board that satisfies the applicable standards of NASDAQ.

Compensation Committee Interlocks and Insider Participation

Our Company was formed as a Delaware corporation on December 10, 2012. Pursuant to a re-organization into a holding corporation structure, we became a holding corporation and our sole asset is a managing member’s equity interest in the LLC. We operate and control all of the businesses and affairs of the LLC and, through the LLC, continue to conduct our business.

None of our executive officers currently serves or in the past year has served as a member of the Board or Compensation Committee of any other entity that has one or more executive officers serving on our Board. Historically, the following managing members of the LLC participated in deliberations regarding the compensation of the LLC’s executive officers: Phillip L. Hurst, Paul E. Dolan, III, Heath E. Dolan, Barrie Graham and Daniel A. Carroll.

Nominating and Governance Committee

Our Nominating and Governance Committee is composed of Daniel A. Carroll, Barrie Graham and Paul J. Weber, and Mr. Carroll is our Nominating and Governance Committee chairman. Our Nominating and Governance Committee is responsible for making recommendations regarding candidates for directorships and the size and the composition of our Board. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance principles and making recommendations concerning governance matters. The Nominating and Governance Committee operates under a written charter adopted by the Board that satisfies the applicable standards of NASDAQ.

The Nominating and Governance Committee’s purpose is to monitor and oversee matters of corporate governance, including the evaluation of the Board’ performance and processes and the “independence” of directors, and select, evaluate and recommend to the Board qualified candidates for election or appointment to the Board. The Nominating and Governance Committee identifies director candidates through recommendations made by members of the Board, management, stockholders and others, including the possibility of a search firm. The Nominating and Governance Committee does consider nominations from its stockholders made pursuant to Section 2.10 of our bylaws. The applicable procedures from Section 2.10 of our bylaws include, but are not limited to, the following. Stockholders wishing to submit nomination recommendations to the Nominating and Governance Committee should review Section 2.10 of our bylaws in their entirety as the below summary is incomplete.

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•	Timeliness. To be timely, notice by the stockholder must be delivered to the Secretary at the Corporation’s principal executive offices not later than 90 days prior to the date of the annual meeting.

•	Substance of Notice. The stockholder’s notice relating to director nomination(s) must set forth, among other things more fully discussed in Section 2.10 of our bylaws, the following:

o	as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation which are beneficially owned by the person, (iv) a statement whether such person, if elected, intends to tender a resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and

o	as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder.

At a minimum, a Board nominee should have significant management or leadership experience which is relevant to the Company’s business, as well as personal and professional integrity. The Board believes it is in the best interest of the Company and its stockholders to identify and select highly-qualified candidates to serve as directors and for the Board to be comprised of a diverse group of individuals with different backgrounds and perspectives. Recommendations are developed based on the nominee’s own knowledge and experience in a variety of fields, and research conducted by the Company’s staff at the Nominating and Governance Committee’s direction.

Board Meetings and Attendance

There were four meetings held by the Board for the fiscal year ended June 30, 2016. The Audit Committee had four meetings, the Compensation Committee had six meetings and the Nominating & Governance Committee did not meet during the fiscal year ended June 30, 2016. The Board requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting.

Director Compensation

Board Role in Risk Oversight

Our Board as a whole has responsibility for overseeing our risk management. The Board exercises this oversight responsibility directly and through its committees. The oversight responsibility of the Board and its committees is informed by reports from our management team that are designed to provide visibility to the Board about the identification and assessment of key risks and our risk mitigation strategies. The full Board has primary responsibility for evaluating strategic and operational risk management, and succession planning. Our Audit Committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our Audit Committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our Compensation Committee evaluates risks arising from our compensation policies and practices. The Audit Committee and the Compensation Committee provide reports to the full Board regarding these and other matters.

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Director Compensation

During fiscal year ended 2016, there were two components of compensation for certain non-management directors: a committee chair fee and a committee member fee. Each fee was paid in restricted stock award units. The following table sets forth the types and amounts of compensation paid to our directors as of June 30, 2016:

Name	Total Compensation (including non-cash) ($)	Non-cash ($)(1)	Cash ($)
(not in thousands)
Marcus Benedetti(2)	$10,000	$10,000	$-
John D. Fruth (3)	$20,000	$20,000	$-
Barrie Graham (4)	$22,500	$22,500	$-
Paul J. Weber (5)	$22,500	$22,500	$-

(1)	The compensation amount reflects the aggregate grant date fair value of the awards in accordance with Accounting Standards Codification (“ASC”) Topic 718 – Stock Compensation.

(2)	As of June 30, 2016, Mr. Benedetti had 11,287 unvested restricted stock awards, which were granted on December 15, 2014 and December 15, 2015.

(3)	As of June 30, 2016, Mr. Fruth had 12,048 unvested restricted stock awards, which were granted on December 15, 2015 with a vesting period of one year.

(4)	As of June 30, 2016, Mr. Graham had 13.554 unvested restricted stock awards, which were granted on December 15, 2015 with a vesting period of one year.

(5)	As of June 30, 2016, Mr. Weber had 13,554 unvested restricted stock awards, which were granted on December 15, 2015 with a vesting period of one year.

We also reimburse directors for all reasonable out of pocket expenses incurred for attending Board and committee meetings.

As of June 30, 2016, the aggregate number of vested and unvested stock awards outstanding was as follows:

	Stock Awards
	Vested	Unvested
John D. Fruth	12,181	12,048
Barrie Graham	12,181	13,554
Paul J. Weber	-	13,554
Marcus Benedetti	5,263	11,287

Directors are expected to have a financial stake in the Company to help align the director’s interests with those of the Company’s stockholders. To meet this objective, it is the policy of the Board to have a meaningful portion of the total compensation of non-management directors provided and held in common stock, stock options, restricted stock units or other types of equity-based compensation.

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For board services in fiscal 2017, we anticipate that certain non-management directors will receive compensation in the form of equity incentives equal to $15,000 per year of a new director’s term, a quarterly meeting fee of $5,000 per quarter, and as applicable an annual committee chair fee of $5,000, except the Audit Committee chair will receive an annual chair fee of $10,000. It is anticipated that we will grant these equity incentives on or around December 15, 2017. The quarterly fees and committee chair fee will not have a vesting period.

Stockholder Communications with the Board

Stockholders may send communications to our Board, including any individual director or the directors as a group, by mailing such communications to Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, and Attention: Corporate Secretary. Such correspondence shall be addressed to the Board or any individual director by either name or title.

All communications received as set forth in the preceding paragraph will be opened by our Acting Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board or any individual director, our Corporate Secretary will make sufficient copies of the contents to send to each director to which the envelope is addressed.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including the Chief Executive Officer and Chief Financial Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to ensure that its business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the Board. The full text of our Code of Business Conduct and Ethics is published on our website at http://www.truetthurstinc.com/investor_relations_cg.html. A hardcopy can be requested via mail to our P.O. Box, attention: Corporate Matters, and will be mailed without charge. P.O. Box 1532, Healdsburg, CA 95448.

We intend to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on our website within four business days following the date of such amendment or waiver.

Executive Compensation

Compensation Discussion and Analysis

The following provides compensation information pursuant to the scaled disclosure rules applicable to “emerging growth companies” under SEC rules and the JOBS Act as of the fiscal year ended June 30, 2016, unless otherwise stated. On October 3, 2016, Mr. Forgue resigned from the Company as Chief Financial Officer and Chief Operations Officer with an effective date of October 23, 2016 and was replaced by Mr. Meyer.

The compensation of Mr. Hurst, our Chief Executive Officer, and Mr. Forgue, our former Chief Financial Officer and Chief Operations Officer, identified in our Summary Compensation Table, who we refer to as named executive officers (“NEOs”) in this Execution Compensation section unless otherwise stated, consists of a combination of base salary, bonuses, other benefits and equity-based compensation for the fiscal year ended June 30, 2016.

During the fiscal year ended 2016, none of our executive officers served pursuant to a written or oral employment agreement.

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Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid or awarded by us to our NEOs as of fiscal year ended 2016 for the last two fiscal years (in thousands):

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Phil Hurst, President and Chief Executive Officer	2016	274	50	(1)					11	(5)	335
	2015	232							11	(6)	243
Paul Forgue, former Chief Financial Officer and Chief Operations Officer	2016	275	50	(2)		100	(4)				425
	2015	233	50	(3)							283

(1)	The amount in this column represents $50,000 bonus earned in fiscal year ended 2016 but not paid in fiscal 2017.

(2)	This amount in this column represents a $50,000 bonus earned paid in fiscal year ended 2016.

(3)	This amount in this column represents $50,000 bonus earned in fiscal 2015, but paid in fiscal year ended 2016.

(4)	The amount in this column represents the aggregate grant fair value of stock options granted computed in accordance with ASC 718 and does not reflect compensation actually received by the NEO. For additional information on the valuation assumptions with respect to the expense, refer to the Note 10 – Stock Based Compensation to our consolidated financial statements in Form 10-K for the year ended June 30, 2016, as filed with the SEC. The stock options were granted on December 15, 2015 and March 15, 2016 under our 2012 Plan, as defined below. The stock options vest annually over four years from the date of grant and are subject to change in control vesting.

(5)	This column includes an automobile allowance of $900 a month paid in fiscal year ended 2016.

(6)	This column includes an automobile allowance of $900 a month paid in fiscal 2015.

Executive Annual Cash Incentive Compensation Program

On September 13, 2016, the Board approved an Executive Annual Incentive Compensation Plan (the “Plan”) which was designed by the Compensation Committee with the assistance of Pearl Meyer & Partners. The Plan established for the 2017 fiscal year provides for the possibility of cash bonus payments to five key employees based on the achievement of net income results measured against targets established by the Board. The purpose of the plan is to align executive and stockholder interests while offering a competitive pay opportunity to attract top talented employees. The plan emphasizes accountability for achieving strategic business objectives and the ability to reward individual results and contributions.

Pension Benefits and Nonqualified Deferred Compensation

During the fiscal year ended June 30, 2016, we did not have any plans in place for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax qualified deferred contribution plans and nonqualified deferred contribution plans.

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Grants of Plan-Based Awards in Fiscal year ended 2016

The following table summarizes the awards made to our NEO under our 2012 Stock Incentive Plan (the “2012 Plan”) during the fiscal year ended June 30, 2016 (in thousands, except share data):

	Grant	Estimated Future payouts under non-equity incentive plan awards ($)	Estimated future payouts under equity incentive plan awards (#)			All other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Shares of Stock		Exercise Price of Option Awards	Grant Date Of Fair Value of Stock and Option Awards
Name	Date	Target	Threshold	Target	Maximum	or Units (#)	or Unit (#)		($)	($)
Paul Forgue, former Chief Financial Officer and Chief Operations Officer	12/15/15	NA	NA	NA	NA	-	70,000	(1)	2.50	100
	3/15/16	NA	NA	NA	NA	-	30,000	(2)	2.50	30

(1)	The amount represents the aggregate grant date fair value of restricted stock unit award computed in accordance with ASC 718 and does not reflect compensation actually received by the NEO. The stock options were granted on December 15, 2015 under our 2012 Plan vests annually over four years beginning on the date of grant and is subject to change in control vesting and continued employment. There can be no assurance that any stock awards will be earned or vest, or that the value upon issuance of the underlying shares will approximate the aggregate grant date fair value determined under ASC 718. For additional information on the valuation assumptions with respect to the expense, refer to the Note 10 — Stock Based Compensation to our consolidated financial statements in Form 10-K for the year ended June 30, 2016, as filed with the SEC.

(2)	The amount represents the aggregate grant date fair value of restricted stock unit award computed in accordance with ASC 718 and does not reflect compensation actually received by the NEO. The stock options were granted on March 15, 2016 under our 2012 Plan vests annually over four years beginning on the date of grant and is subject to change in control vesting and continued employment. There can be no assurance that any stock awards will be earned or vest, or that the value upon issuance of the underlying shares will approximate the aggregate grant date fair value determined under ASC 718. For additional information on the valuation assumptions with respect to the expense, refer to the Note 10 — Stock Based Compensation to our consolidated financial statements in Form 10-K for the year ended June 30, 2016, as filed with the SEC.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to outstanding grants of plan-based awards in fiscal year 2016 to the below NEO under our 2012 Plan:

	Option Awards				Restricted Stock Units
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units Not Vested (#)	Market Value of Shares($)(000’s)
Paul Forgue, former Chief Financial Officer and Chief Operations Officer	75,000	75,000	5.00	6/25/2024	43,750	150
	17,500	17,500	2.50	12/15/2025
	7,500	22,500	2.50	3/15/2026

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Restricted Stock Vested During Fiscal year ended 2016

The following table sets forth information concerning the restricted stock award that vested to the below NEO during fiscal year ended 2016, including the value they realized on such vesting (in thousands, except share data):

	Restricted Stock Units
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Paul Forgue	21,875	33

Securities Authorized for Issuance Under Equity Compensation Plans

Information relating to the securities authorized for issuance under equity compensation plans is set forth below:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by stockholders	250,000	$4.00	129,728
2012 Stock Incentive Plan not approved by stockholders	-	-	-
Total	250,000	$4.00	129,728

Administration

Our Board or a committee of our Board will administer the 2012 Plan. In the case of awards intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), the committee will consist of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator will have the power to determine and interpret the terms and conditions of the awards, including the employees, directors and consultants who will receive awards, the exercise price, the number of shares subject to each such award, the vesting schedule and exercisability of the awards, the restrictions on transferability of awards and the form of consideration payable upon exercise. The administrator also will have the authority to institute an exchange program whereby the exercise prices of outstanding awards may be reduced or outstanding awards may be surrendered or cancelled in exchange for other awards of the same type (which may have higher or lower exercise prices) or awards of a different type.

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Stock Options

The 2012 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any parent or subsidiary of ours. Non-qualified stock options may be granted to our employees, directors, and consultants and those of any parent or subsidiary of ours. The exercise price of all options granted under the 2012 Plan must at least be equal to the fair market value of our Class A common stock on the date of grant. The term of an incentive stock option may not exceed ten (10) years, except that with respect to any employee who owns more than ten percent (10%) of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five (5) years, and the exercise price must equal at least one hundred ten percent (110%) of the fair market value on the grant date.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

On June 25, 2014, December 15, 2015 and March 15, 2016, we granted stock options to Mr. Forgue, our former Chief Financial Officer and Chief Operations Officer, which were to vest annually over four years, each having a fair value at date of grant of $0.4 million, $0.07 million and $0.03 million, respectively. Equity compensation is expensed in our consolidated financial results of operations over the vesting period.

Stock Appreciation Rights

The 2012 Plan allows for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Class A common stock between the date of grant and the exercise date. The administrator will determine the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our Class A common stock, or a combination thereof, except that the base appreciation amount for the cash or shares to be issued pursuant to the exercise of a stock appreciation right will be no less than one hundred percent (100%) of the fair market value per share on the date of grant. After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her stock appreciation right, to the extent vested, only to the extent provided in the stock appreciation right agreement.

Restricted Stock Awards

The 2012 Plan allows for the grant of restricted stock. Restricted stock awards are shares of our Class A common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

The 2012 Plan allows for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, restrictions and conditions to payment it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made, in the administrator’s discretion, in cash, with shares of our Class A common stock or other securities, or a combination thereof.

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On December 15, 2015, we granted 45,180 restricted stock units to certain directors on our Board. They vest over a one year period.

Dividend Equivalent Rights

The 2012 Plan allows for the grant of dividend equivalent rights. Dividend equivalent rights are awards that entitle the recipients to compensation measured by the dividends we pay with respect to our Class A common stock.

Transferability of Awards

The 2012 Plan allows for the transfer of awards under the 2012 Plan only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2012 Plan, the administrator will make adjustments to one or more of the number or class of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the 2012 Plan, and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the consummation of such transaction.

Corporate Transactions and Changes in Control

The 2012 Plan provides that in the event of a corporate transaction, as defined in the 2012 Plan, each outstanding award will terminate upon the consummation of the corporate transaction to the extent that such awards are not assumed by the acquiring or succeeding corporation. Prior to or upon the consummation of a corporate transaction or a change in control, as defined in the 2012 Plan, an outstanding award may vest, in whole or in part, to the extent provided in the award agreement or as determined by the administrator in its discretion. The administrator may condition the vesting of an award upon the subsequent termination of the recipient’s service or employment within a specified period of time following the consummation of a corporate transaction or change in control. The administrator will not be required to treat all awards similarly in the event of a corporate transaction or change in control.

Plan Amendments and Termination

The 2012 Plan will automatically terminate ten (10) years following the date it becomes effective, unless we terminate it sooner. In addition, our Board has the authority to amend, suspend or terminate the 2012 Plan provided such action does not impair the rights under any outstanding award unless mutually agreed to in writing by the recipient and us.

Employment, Severance and Change-in-Control Arrangements

As of the fiscal year ended 2016, none of our NEOs serve pursuant to a written or oral employment agreement. Mr. Forgue’s compensation package was as follows:

•	an annual base salary of $275,000

If Mr. Forgue’s employment was terminated by us without “good cause” or by Mr. Forgue for “good reason,” Mr. Forgue would have be entitled to all compensation earned and all benefits and reimbursements due through the effective date of termination. If upon such a termination, Mr. Forgue executed a general release of claims, he would also have been entitled to the following:

•	a lump sum severance payment equal to six months of the month salary rate in effect;

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•	payment of six months of COBRA continuation coverage; and

•	acceleration of all of Mr. Forgue’s outstanding equity awards that are not otherwise exercisable.

On October 3, 2016, Mr. Forgue resigned from the Company with an effective date of October 23, 2016 and was replaced by Mr. Meyer. Mr. Meyer receives an annual salary of $275,000 and the opportunity, on an annual basis, to receive a 20% share of the bonus pool under the Company’s executive bonus plan. The bonus pool is funded by 50% of all GAAP net income of the Company, with a maximum bonus pool of $500,000. The bonus is only paid to executives in good standing and on the Company payroll at the time of the bonus payment. In the event a majority interest in the Company is sold and Mr. Meyer’s employment is terminated due to the sale within the first 18 months of his employment, Mr. Meyer will be entitled to twelve months of severance ($275,000).

Mr. Meyer received options to purchase 70,000 shares of common stock under the Company’s stock option plan at the closing price on the Start Date. The options vest over a four-year term with 25% having vested on Mr. Meyer’s start date of October 26, 2016. An additional 50,000 options will be issued on July 1, 2017, provided Mr. Meyer remains a full-time employee of the Company.

Advisory Vote on Executive Compensation

As an “emerging growth company,” we are not required to hold a non-binding advisory vote (“say-on-pay vote”) on the compensation of our named executive officers.

Limitations of Liability and Indemnification Matters

Our certificate of incorporation and our bylaws also provide that we shall indemnify our directors and executive officers and shall indemnify our other officers and employees and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence and gross negligence on the part of indemnified parties. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our bylaws would permit indemnification.

We believe that these provisions are necessary to attract and retain qualified persons as directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, the opinion of the SEC is that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provisions or otherwise as a matter of law. We also make available standard life insurance and accidental death and disability insurance policies to our employees.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Class A and Class B common stock as of March 20, 2017 (i) by each person who is known by us to beneficially own more than 5% of the outstanding shares of our Class A common stock, (ii) by each of our directors, (iii) by each of our Executive Officers, and (iv) by all directors and executive officers as a group.

The table is based upon information supplied by directors, officers and principal stockholders. Applicable percentage ownership for each stockholder is based on 4,351,029 shares of Class A common stock and seven (7) shares of Class B Common Stock, outstanding as of March 20, 2017, together with applicable vested restricted stock units for such stockholders. Beneficial ownership is determined in accordance with the SEC rules and generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to restricted stock awards are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not treated as outstanding for computing the percentage ownership of any other person.

Name and Address	Class A Common Stock	Class B Common Stock(12)	Class A Percentage of Shares Beneficially Owned	Class B Percentage of Shares Beneficially Owned
Bard Associates, Inc.(1)	454,844	-	10.45%	-
North Star Investment Management Corporation(2)	1,034,907	-	23.79%	-
Twinleaf Management, LLC(3) 131 Brookwood Lane, New Canaan, CT 06840	421,084	-	9.68%	-

Directors And Officers
Marcus Benedetti(4)	19,183	-	*	-
Daniel A. Carroll(5)	38,700	1	*	13%
Heath E. Dolan(6)	34,000	1	*	13%
Paul E. Dolan (7)	34,000	1	*	13%
John D Fruth(8)	24,229	-	*	-
Barrie Graham(9)	66,289	1	*	13%
Phillip L. Hurst(10)	440	1	*	13%
Evan B. Meyer(11)	70,000	-	*	-
Paul J. Weber	13,554	-	*	-
All directors and executive officers as a group (9 persons)	300,395	5	6.90%	71.43%

*	less than 1%.

(1)	The address of Bard Associates, Inc. is 135 S. LaSalle St., Suite 3700, Chicago IL, 60603. Comprises of 9,794 shares of Class A common stock in which Bard Associates, Inc. has the sole power to vote or to direct the vote and 454,844 shares of Class A common stock in which Bard Associates has the sole power to dispose or to direct the disposition of, based solely on a Schedule 13G filed on February 2, 2017 for December 31, 2016.

(2)	The address of North Star Investment Management Corporation (“North Star”) is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606. Based solely on a Schedule 13G filed on January 10, 2017 for December 31, 2016, the total shares of Class A common stock comprised of 878,034 shares in which North Star has the sole power to vote or to direct the vote and 156,873 shares in which North Star has the sole power to dispose or to direct the disposition thereof. As of December 31, 2016, the following persons were known to the North Star to have the right to receive dividends from, or the proceeds from the sale of more than 5% of the Class A common stock of the Company: North Star Micro Cap Fund and North Star 10 10 Fund L.P.

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(3)	The address of Twinleaf is 131 Brookwood Lane, New Canaan, CT 06840. Based solely on a Schedule 13G filed on January 5, 2017 for December 31, 2016, Twinleaf is the beneficial owner of all 421,084 shares of Class A common stock. The shares are allocated across nine (9) discretionary client accounts. Such clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No such client contains an interest relating to more than five percent (5%) of the class of securities. Mr. Spencer Grimes, as the Managing Member of Twinleaf, may be deemed to beneficially own the 421,084 shares of Class A common stock allocated across the discretionary accounts.

(4)	Consists of approximately 2,632 unvested restricted stock awards.

(5)	The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Carroll-Obremeskey Family Trust u/a/d 15 April 1996, a revocable trust established by Mr. Carroll and Ms. Obremskey. Mr. Carroll and Mrs. Obremskey are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Carroll and Mrs. Obremskey disclaims beneficial ownership of the shares and options owned by the other.

(6)	The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Dolan 2003 Family Trust u/a/d 5 June 2003, a revocable trust established by Mr. Heath Dolan. Mr. Heath Dolan is the trustee of the Trust and has the power to vote and dispose of any and all securities held by the Trust. Does not include 547,064 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis. Mr. Heath Dolan will serve out his current term as a Class I director until the commencement of the Annual Meeting, but will not be standing for re-election.

(7)	The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Dolan 2005 Family Trust u/a/d 24 August 2005 and amended 28 September 2012, a revocable trust established by Mr. Paul Dolan and Mrs. Dolan. Mr. Paul Dolan and Mrs. Dolan are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Paul Dolan and Mrs. Dolan disclaims beneficial ownership of the shares and options owned by the other. Does not include 547,064 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(8)	Mr. Fruth will resign from the Board at the commencement of the Annual Meeting.

(9)	Does not include 168,168 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(10)	The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Hurst Family Trust u/a/d 1 August 2004, a revocable trust established by Mr. Hurst and Mrs. Hurst, husband and wife. Mr. Hurst and Mrs. Hurst are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Hurst and Mrs. Hurst disclaims beneficial ownership of the share by the other. Does not include 1,094,114 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(11)

Consists of stock options to purchase 70,000 shares of Class A common stock, 17,500 of which are fully-vested and issuable upon exercise, and an additional 52,500 shares to vest over the remaining three years.

(12)	Each holder of Class B common stock shall be entitled, without regard to the number of shares of Class B common stock held by such holder, to one vote for each LLC Unit held by such holder.

21

Audit Matters

Audit Committee Report

Following is the report of the Audit Committee with respect to the Company’s audited consolidated balance sheets as of June 30, 2016 and 2015, and the related consolidated statements of operations, contributed capital, stockholders’ and members’ equity, and cash flows for the years then ended and the notes thereto.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management of the Company and with the Company’s independent registered public accounting firm, BPM LLP.

The Audit Committee has discussed with BPM LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1., AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from BPM LLP. required by the applicable requirements of the PCAOB regarding the communications of BPM LLP with the Audit Committee concerning the accountant’s independence, and has discussed with BPM LLP its independence from the Company and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2016.

Audit Committee of the Board

Marcus Benedetti

Daniel A. Carroll

Paul Weber

Independent Registered Public Accountants

The following table sets forth the aggregate amount of various professional fees billed by our principal accountants (in thousands):

	Years Ended June 30,
	2016	2015
Audit fees(1)	$281	$371
Audit-related fees(1)	-	-
Total audit and audit-related fees	$281	$371

(1)	All audit and audit-related fees are approved by the Audit Committee of the Board.

Audit Fees. Audit fees consist of aggregate fees for professional services in connection with the audit of our annual financial statements, quarterly reviews of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings. All audit fees are approved by the Board.

Audit-Related Fees. Audit-related fees consist of aggregate fees for assurance and related services related to the audit or review of our financial statements that are not reported under “Audit Fees” above.

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The following table sets forth the aggregate amount of professional tax fees billed by our independent tax accountants (in thousands):

	Years Ended June 30,
	2016	2015
BPM LLP tax fees(1)(2)	$0	$3
Total tax fees	$0	$3

(1)	All tax fees are approved by the Audit Committee of the Board.
(2)	Fees for tax services billed in the fiscal year ended June 30, 2015 performed by BPM LLP.

Tax Fees. Tax fees consist of aggregate fees for professional services for tax compliance, tax advice and tax planning, primarily, fees related to tax preparation services.

All Other Fees: Other fees, which were not incurred, would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

Our Audit Committee has established procedures for pre-approval of audit and non-audit services as set forth in the Audit Committee Charter. The Audit Committee considers whether the audit and audit-related fee provisions disclosed above are compatible with maintaining BPM LLP’s independence and has so determined that the services provided by BPM LLP are compatible with maintaining BPM LLP’s’s independence. The Audit Committee pre-approved audit services provided to us by BPM LLP in fiscal year 2016.

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PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of our Board has selected BPM LLP, as our independent registered public accountants for the year ending June 30, 2017, and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. A representative of BPM LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

If the stockholders fail to ratify the selection of BPM LLP as our independent registered public accountants for the year ending June 30, 2017, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017.

24

POLICIES AND PROCEDURES REGARDING RELATED PARTY TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Board reviews related party transactions for potential conflict of interest issues. Our Board has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us or a related person.

Grape and Bulk Wine Agreements

We enter into grape and bulk wine purchase agreements from time to time with entities in which our executives and/or founders have financial interests. We have entered into such arrangements with:

•	Ghianda Rose Vineyard, which is owned by Diana Fetzer, wife of Paul E. Dolan, III, a member of our Board.

•	Gobbi Street Vineyards, which is partly owned by Diana Fetzer and Paul E. Dolan, III’s daughter, Nya Kusakabe.

•	Dark Horse Farming Company, which is owned by Paul E. Dolan, III (75%), and Heath E. Dolan (25%).

•	Premium Wine Storage, which is owned by Paul E. Dolan, III (33%) and Heath E. Dolan (33%).

We believe these arrangements reflect substantially the same market terms we would receive in transactions with unaffiliated third parties. However, if we fail to receive market terms for these transactions or other similar transactions in the future, our profits could be reduced.

During the fiscal year 2016, payments of $46K, $216K and $205K to Dark Horse Farming Company, Gobbi Street Vineyards, and Ghianda Rose Vineyard, respectively were made.

Security Agreements and Limited Guaranties

The bank borrowings are collateralized by substantially all of the Company’s assets. Additionally, certain LLC members who are also executive officers and/or directors of the Company, as well as certain trusts and other entities under their control (together, the “Guarantors”), have entered into limited guarantee agreements which guarantee the payment to the bank of all sums presently due and owning and all sums which shall in the future become due and owning. The liability of the individual Guarantors ranges from 23% to 61% of the sum of all obligations due plus the costs, expenses and interest associated with the collection of amounts recoverable under the guaranties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than ten percent (10%) of our common stock, who are hereinafter collectively referred to as the Reporting Persons, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership of our common stock on Forms 3, 4 and 5. Reporting Persons are required by applicable SEC rules to furnish us with copies of all such forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely on our review of the copies of the Forms 3, 4 and 5 received by us during the fiscal year ended June 30, 2016 and written representations that no other reports were required, we believe that all reports required to be filed by such persons with respect to the Company’s fiscal year ended June 30, 2016, were timely filed.

25

Director Independence

Our common stock is listed on The NASDAQ Capital Market. As required under the listing standards of NASDAQ, a majority of the members of the Board must qualify as “independent” as affirmatively determined by the Board. Our Board has affirmatively determined that the following five directors are independent within the meaning of the applicable NASDAQ listing standards: Messrs. Benedetti, Carroll, Graham, Fruth and Weber.

Proxy Solicitation Costs

The enclosed proxy is being solicited by the Board of the Company. We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this Proxy Statement (if requested), the enclosed proxy card, the enclosed annual report for fiscal year ended 2016 (if requested), coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, Attention: Investor Relations, or contact Investor Relations by telephone at 707.431.4436. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Annual Report on Form 10-K

We will provide to any stockholder without charge a copy of our 2016 annual report on Form 10-K upon written request to our Corporate Secretary at Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California, 95448. Our annual report booklet and this proxy statement are also available online at www.truetthurstinc.com.

26

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ITS APPENDICES TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 7, 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By order of the Board of Directors

/s/ Phillip L. Hurst

Phillip L. Hurst
Chief Executive Officer
Healdsburg, California

27

APPENDIX A

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TRUETT-HURST, INC.

Truett-Hurst, Inc.

Proxy for 2016 Annual Meeting of Stockholders

May 19, 2017

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

28

ANNUAL MEETING OF STOCKHOLDERS OF

TRUETT-HURST, INC.

May 19, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18382

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 051917

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION AND ELECTION OF DIRECTORS, AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

○ Barrie Graham — Class I director
○ Spencer Grimes — Class I director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" proposal 1, and "FOR" proposal 2.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

TRUETT-HURST, INC.

May 19, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18382

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20233000000000000000 7 051917

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION AND ELECTION OF DIRECTORS, AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ Barrie Graham — Class I director
○ Spencer Grimes — Class I director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" proposal 1, and "FOR" proposal 2.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TRUETT-HURST, INC.

Proxy for Annual Meeting of Stockholders on May 19, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip L. Hurst and Evan B. Meyer as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of common stock of Truett-Hurst, Inc. held of record by the undersigned at the close of business on March 20, 2017 at the Annual Meeting of Stockholders to be held on Friday, May 19, 2017 at 10:00 a.m. Pacific Time at the Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA 95448, and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

1.1 14475

TRUETT-HURST, INC.

To Be Held On: Friday, May 19, 2017 at 10:00 a.m. Pacific Time

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 9, 2017.

Please visit http://www.astproxyportal.com/ast/18382 where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO OBTAIN PROXY MATERIALS:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit **http://www.astproxyportal.com/ast/18382** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **http://www.astproxyportal.com/ast/18382** to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m Eastern Time the day before the meeting date.

MAIL: You may request a card by following the instructions above.

NOMINEES:

Barrie Graham	Class I director
Spencer Grimes	Class I director

Please note that you cannot use this notice to vote by mail.

2. To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION AND ELECTION OF DIRECTORS, AND "FOR" PROPOSAL 2.